LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP American Global Small Capitalization Fund Supplement Dated August 1, 2023 to the Summary Prospectus dated May 1, 2023

This Supplement updates certain information in the Summary Prospectus for the LVIP American Global Small Capitalization Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, revisions to the Summary Prospectus are as follows:

1.	All references to, and information regarding, Michael Beckwith and Harold H. La, in the Summary Prospectus are deleted in their entirety.

2.	The following replaces the information related to Capital Research and Management Company under Portfolio Managers on page 4 of the Summary Prospectus:

Portfolio Managers of Master Fund	Company Title	Experience with Master Fund
Bradford F. Freer	Partner, Capital Research Global Investors	Since 2018

M. Taylor Hinshaw	Partner, Capital Research Global Investors	Since 2023

Shlok Melwani	Vice President, Capital World Investors	Since 2023

Aidan O’Connell	Partner, Capital Research Global Investors	Since 2014

Renaud H. Samyn, Vice President	Partner, Capital Research Global Investors	Since 2019

Gregory W. Wendt	Partner, Capital Research Global Investors	Since 2012

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE